SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K/A

                               Amendment No. 1 to

                                 Current Report


         Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Original Report:  October 31, 1997



                     CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


     VIRGINIA             0-23954              54-1589139
      (State of         (Commission             (IRS Employer
       Incorporation)    File Number)            Identification No.)


     306 East Main Street
      Richmond, Virginia                          23219
         (Address of principal                     (Zip Code)
          executive offices)



         Registrant's telephone number, including area code:
                                  (804) 643-1761

                     CORNERSTONE REALTY INCOME TRUST, INC.

                                   FORM 8-K/A

                                     Index

                                                                        Page No.

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits

         a.       Independent Auditors' Report
                  (Barrington Parc Apartments)

                  Historical Statement of Income
                  and Direct Operating Expenses
                  (Barrington Parc Apartments)

                  Note to Historical Statement of Income
                  and Direct Operating Expenses
                  (Barrington Parc Apartments)

         b.       Independent Auditors' Report
                  (St. Regis (formerly Sterling Arbor)
                   Apartments)

                  Historical Statement of Income
                  and Direct Operating Expenses
                  (St. Regis (formerly Sterling Arbor)
                   Apartments)

                  Note to Historical Statement of Income
                  and Direct Operating Expenses
                  (St. Regis (former Sterling Arbor)
                   Apartments)

         c.        Independent Auditors' Report
                  (Remington Place (formerly Sterling Place)
                   Apartments)

                  Historical Statement of Income
                  and Direct Operating Expenses
                  (Remington Place (formerly Sterling Place)
                   Apartments)

                  Note to Historical Statement of Income
                  and Direct Operating Expenses
                  (Remington Place (former Sterling Place)
                   Apartments)


         d. Pro Forma Statement of Operations for the Nine Months ended September 30, 1997 (unaudited)

                  Pro Forma Balance Sheet as of September 30,
                  1997 (unaudited)

                  Pro Forma Statement of Operations
                  for the year ended December 31, 1996
                  (unaudited)


         e.       Exhibit

                  23.1     Consent of Independent Auditors
                           (Barrington Parc Apartments)

                  23.2     Consent of Independent Auditors
                           (St. Regis (formerly Sterling Arbor)
                            Apartments)

                  23.3     Consent of Independent Auditors
                           (Remington Place (formerly Sterling
                            Place) Apartments)

         The Company hereby amends Items 7.a., 7.b. ,7.c., 7.d. and 7.e. of its Current Report on Form 8-K dated October 31, 1997 as follows:

                                   ITEM 7.a.

                       [L.P. MARTIN & COMPANY LETTERHEAD]
                              4132 INNSLAKE DRIVE
                              GLEN ALLEN, VA 23060
                             PHONE: (804) 346-2626


                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia




We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Barrington Parc Apartments located in Norcross, Georgia for the twelve month period ended September 30, 1997. This statement is the responsibility of the management of Barrington Parc Apartments. Our responsibility is to express an opinion on this statement based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.



The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.



In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Barrington Parc Apartments (as defined above) for the twelve month period ended September 30, 1997, in conformity with generally accepted accounting principles.


                                        /s/ L.P. MARTIN & CO., P.C.


Richmond, Virginia
December 22, 1997

                           BARRINGTON PARC APARTMENTS



         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY


                  TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 1997



INCOME

         Rental and Other Income                           $1,245,041
                                                           ----------
DIRECT OPERATING EXPENSES

         Administrative and Other                             129,568
         Insurance                                             19,304
         Repairs and Maintenance                              176,294
         Taxes, Property                                       95,010
         Utilities                                             82,340
                                                           -----------

            TOTAL DIRECT OPERATING EXPENSES                   502,516
                                                           ----------


            Operating income exclusive of items not
            comparable to the proposed future operations
            of the property                                $  742,525
                                                           ==========





See accompanying notes to the financial statement.

                           BARRINGTON PARC APARTMENTS



         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                  TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 1997





NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION



Barrington Parc Apartments is a 188 unit garden and townhouse style apartment complex located on 18.03 acres in Norcross, Georgia. The assets comprising the property were owned by an entity unaffiliated with Cornerstone Realty Income Trust, Inc. during the financial statement period. Cornerstone Realty Income Trust, Inc. subsequently purchased the property.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization, management fees and entity expenses.



Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management of make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



Repair and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.



Advertising - Advertising costs are expensed in the period incurred.

                                   ITEM 7.b.

                       [L.P. MARTIN & COMPANY LETTERHEAD]
                              4132 INNSLAKE DRIVE
                              GLEN ALLEN, VA 23060
                             PHONE: (804) 346-2626


                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia

We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Sterling Arbor Apartments located in Raleigh, North Carolina for the twelve month period ended September 30, 1997. This statement is the responsibility of the management of Sterling Arbor Apartments. Our responsibility is to express an opinion on this statement based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.


In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Sterling Arbor Apartments (as defined above) for the twelve month period ended September 30, 1997, in conformity with generally accepted accounting principles.



                                        /s/ L.P. MARTIN & CO., P.C.


Richmond, Virginia
November 21, 1997

                           STERLING ARBOR APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY



                     TWELVE MONTHS ENDED SEPTEMBER 30, 1997


INCOME
	Rental and Other Income				$1,320,544
                                                        ----------
DIRECT OPERATING EXPENSES
	Administrative and Other			   135,987
	Insurance					     8,031
	Repairs and Maintenance				   176,768
	Taxes, Property					    69,003
	Utilities					    40,229
                                                           -------
         TOTAL DIRECT OPERATING EXPENSES	  	   430,018
                                                           -------
	 Operating income exclusive of items not
         comparable to the proposed future operations
	 of the property		                  $890,526
                                                          ========


See accompanying notes to the financial statement.

                           STERLING ARBOR APARTMENTS

         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                     TWELVE MONTHS ENDED SEPTEMBER 30, 1997




NOTE 1 - ORGANIZATION

Sterling Arbor Apartments is a 180 unit residential garden style apartment complex located on 10.37 acres in Raleigh, North Carolina. The assets comprising the property were owned by an entity unaffiliated with Cornerstone Realty Income Trust, Inc. during the financial statement period. Cornerstone Realty Income Trust, Inc. subsequently purchased the property.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization and management fees.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvement, renovations and replacements are capitalized.


Advertising - Advertising costs are expensed in the period incurred.

                                   ITEM 7.c.

                       [L.P. MARTIN & COMPANY LETTERHEAD]
                              4132 INNSLAKE DRIVE
                              GLEN ALLEN, VA 23060
                             PHONE: (804) 346-2626


                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia


We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Sterling Place Apartments located in Raleigh, North Carolina for the twelve month period ended September 30, 1997. This statement is the responsibility of the management of Sterling Place Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Sterling Place Apartments (as defined above) for the twelve month period ended September 30, 1997, in conformity with generally accepted accounting principles.


                                                /s/ L.P. MARTIN & CO., P.C.


Richmond, Virginia
November 21, 1997

                           STERLING PLACE APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                      ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                     TWELVE MONTHS ENDED SEPTEMBER 30, 1997



INCOME
	Rental and Other Income				    $1,102,599
DIRECT OPERATING EXPENSES
	Administrative and Other	                       102,018
	Insurance					         7,313
	Repairs and Maintenance				       175,569
	Taxes, Property					    	65,293
	Utilities						37,938
                                                              --------
               TOTAL DIRECT OPERATING EXPENSES                 388,131
                                                              --------
               Operating income exclusive of items not
               comparable to the proposed future operations
               of the property                                $714,468
                                                              ========


See accompanying notes to the financial statement.

                           STERLING PLACE APARTMENTS

         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                  TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 1997





NOTE 1 - ORGANIZATION



Sterling Place Apartments is a 136 unit garden style apartment complex located on 13.75 acres in Raleigh, North Carolina. The assets comprising the property were owned by Sterling Apartments, LLC, an entity unaffiliated with Cornerstone Realty Income Trust, Inc. during the financial statement period. Cornerstone Realty Income Trust, Inc. subsequently purchased the property.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization and management fees.



Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.


Advertising - Advertising costs are expensed in the period incurred.

                                   ITEM 7.d.

Pro Forma Statement of Operations for the nine months ended September 30, 1997 (unaudited) The Unaudited Pro Forma Statement of Operations for the nine-month period ended September 30, 1997 is presented as if 11 of the 13 Property acquisitions during 1997 had occurred on January 1, 1997. The Unaudited Pro Forma Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurred no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the period ended September 30, 1997 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company incorporated by reference into this Prospectus.

<CAPTIONS>



                                                                      Historical           Westchase           Paces Arbor
                                                                     Statement of          Pro Forma            Pro Forma
                                                                      Operations          Adjustments          Adjustments
                                                                  -----------------------------------------------------------------
Date of Acquisitions                                                           -            1/15/97               3/1/97

Revenues from rental properties                                           $50,231,191      $ 166,656             $128,993
Other Income                                                               $1,476,041
Rental expenses:
                Utilities                                                   4,473,112         12,070                3,888
                Repairs and maintenance                                     5,219,198         25,811               19,399
                Taxes and insurance                                         4,390,206         16,024                8,094
                Property management                                         4,119,974           -                    -
                Advertising                                                 1,414,648          4,139                3,154
                General and administrative                                  1,252,892           -                    -
                Amortization and other depreciation                            58,216           -                    -
                Depreciation of rental property                            10,791,653           -                    -
                Other operating expenses                                    1,075,247         12,416                9,461
                Management contract termination                               413,752           -                    -
                                                                  -----------------------------------------------------------

                                                                           33,208,898         70,460               43,996

Income before interest income (expense)                                    18,498,334         96,196               84,997
Interest income                                                               209,947           -                    -
Interest expense                                                           (4,840,391)          -                    -
                                                                  -----------------------------------------------------------

Net Income                                                                $13,867,890        $96,196              $84,997

Net income per share                                                            $0.44
                                                                                =====
Wgt. avg. number of shares outstanding                                     31,672,928
                                                                           ===========






                                                                  Paces Forest          Ashley Run            Carlyle
                                                                    Pro Forma           Pro Forma            Pro Forma
                                                                   Adjustments         Adjustments          Adjustments
                                                                --------------------------------------------------------------
Date of Acquisitions                                                 3/1/97              4/30/97              4/30/97

Revenues from rental properties                                    $154,702             $916,820            $ 637,842
Other Income
Rental expenses:
                Utilities                                             4,815               58,045               63,946
                Repairs and maintenance                              19,103              119,001               92,405
                Taxes and insurance                                   9,108               69,240               46,970
                Property management                                     -                   -                    -
                Advertising                                           3,298               17,373               12,343
                General and administrative                              -                   -                    -
                Amortization and other depreciation                     -                   -                    -
                Depreciation of rental property                         -                   -                    -
                Other operating expenses                              9,894               52,118               37,029
                Management contract termination                         -                   -                    -
                                                                -----------------------------------------------------------------

                                                                     46,218              315,777              252,693

Income before interest income (expense)                             108,484              601,043              385,149
Interest income                                                         -                   -                    -
Interest expense                                                        -                   -                    -
                                                                -----------------------------------------------------------------

Net Income                                                         $108,484             $601,043             $385,149

Net income per share

Wgt. avg. number of shares outstanding






                                                                     Charleston Place           Dunwoody             Clarion
                                                                         Pro Forma              Pro Forma           Pro Forma
                                                                        Adjustments            Adjustments         Adjustments
                                                                 ------------------------------------------------------------------
Date of Acquisitions                                                      5/13/97                7/25/97             9/30/97

Revenues from rental properties                                           536,210           1,437,230            1,141,473
Other Income
Rental expenses:
                Utilities                                                  21,211             112,736               43,429
                Repairs and maintenance                                    75,528             219,843              286,852
                Taxes and insurance                                        34,987             144,766               59,664
                Property management                                          -                      -                   -
                Advertising                                                18,267              29,839               28,075
                General and administrative                                   -                      -                   -
                Amortization and other depreciation                          -                      -                   -
                Depreciation of rental property                              -                      -                   -
                Other operating expenses                                  54,801              89,517               84,226
                Management contract termination                              -                      -
                                                                 ------------------------------------------------------------------

                                                                         204,794             596,701              502,246

Income before interest income (expense)                                  331,416             840,529              639,227
Interest income                                                              -                      -                   -
Interest expense                                                             -                      -                   -
                                                                 ------------------------------------------------------------------

Net Income                                                              $331,416            $840,529             $639,227

Net income per share


                                                                   St. Regis            Remington Place          Barrington Parc
                                                                    Pro Forma               Pro Forma               Pro Forma
                                                                   Adjustments             Adjustments             Adjustments
                                                                 ------------------------------------------------------------------
Date of Acquisitions                                                 10/31/97               10/31/97                10/31/97

Revenues from rental properties                                      990,408                   826,949               933,781
Other Income
Rental expenses:
                Utilities                                             30,172                    28,454                61,755
                Repairs and maintenance                              132,576                   131,677               132,221
                Taxes and insurance                                   57,776                    54,455                85,736
                Property management                                     -                       -                       -
                Advertising                                           25,498                    19,128                24,294
                General and administrative                              -                       -                       -
                Amortization and other depreciation                     -                       -                       -
                Depreciation of rental property                         -                       -                       -
                Other operating expenses                              76,493                    57,385                72,882
                Management contract termination
                                                                 ------------------------------------------------------------------

                                                                     322,515                   291,099               376,888

Income before interest income (expense)                              667,894                   535,850               556,893
Interest income                                                         -                       -                       -
Interest expense                                                        -                       -                       -
                                                                 -------------------------------------------------------------------

Net Income                                                          $667,894                  $535,850              $556,893

Net income per share

Wgt. avg. number of shares outstanding







                                                                        1997
                                                                     Pro Forma                            Total
                                                                    Adjustments                         Pro Forma
                                                                  -------------------              ---------------------
Date of Acquisitions                                                                                                  -

Revenues from rental properties                                                 -                           $58,102,255
Other Income                                                                                                  1,476,041
Rental expenses:
                Utilities                                                       -                             4,913,633
                Repairs and maintenance                                         -                             6,473,614
                Taxes and insurance                                             -                             4,977,026
                Property management                                             -                             4,119,974
                Advertising                                                     -                             1,600,056
                General and administrative                                      -                             1,252,892
                Amortization and other depreciation                             -                                58,216
                Depreciation of rental property                            1,452,987      (A)                12,244,640
                Other operating expenses                                        -                             1,631,469
                Management contract termination                                 -                               413,752
                                                                  -------------------              ---------------------

                                                                           1,452,987                         37,685,272

Income before interest income (expense)                                   (1,593,387)                        21,893,024
Interest income                                                                 -                               209,947
Interest expense                                                          (2,265,592)     (B)                (7,105,983)
                                                                  -------------------              ---------------------

Net Income                                                               ($3,858,979)                       $14,996,989

Net income per share                                                                                              $0.44
                                                                                                            ===========
Wgt. avg. number of shares outstanding                                     2,722,059      (C)                34,394,987
                                                                   ==================                      ============




(A) Represents the depreciation expense of the properties acquired based on the purchase price,excluding amounts allocated to land, of the properties for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.

(B) Represents the interest expense for 8 of the 13 Properties for the period in which the properties were not owned for the nine month period ended September 30, 1997, interest was computed based on interest rates under the Company's line of credit in effect at the time of the respective acquisition.

(C) Represents additional common shares used to purchase Ashley Run, Carlyle, Charleston Place and a portion of Dunwoody based upon purchase prices of $18,000,000, $11,580,000, $9,475,000 and $10,560,312 (total purchase price of
$15,200,000), respectively and common shares issued in April, 1997 with net proceeds of $9.5875 per share to the Company.

Pro Forma Balance Sheet as of September 30, 1997 (unaudited) The Unaudited Pro Forma Balance Sheet gives effect to the property acquisitions in October, 1997 as having occurred on September 30, 1997, using the Company's line of credit. The Unaudited Pro Forma Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual financial position of the Company would have been at September 30, 1997, nor does it purport to represent the future financial position of the Company. This Unaudited Pro Forma Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company incorporated by reference into this Prospectus.



                                                  Historical           St. Regis          Remington Place
                                                   Balance             Pro Forma             Pro Forma
                                                    Sheet             Adjustments           Adjustments
                                             -------------------------------------------------------------------
ASSETS                                                                  10/31/97              10/31/97
Investment in Rental Property
   Land                                               $71,036,623    $ 2,156,000              1,422,000
   Building                                           335,213,546      7,644,000              6,478,000
   Property Improvements                               41,001,548          -
   Furniture                                            9,371,445          -
                                             -------------------------------------------------------------
                                                      456,623,162      9,800,000              7,900,000
   Less accumulated depreciation                      (23,166,762)         -                      -
                                             -------------------------------------------------------------
                                                      433,456,400      9,800,000              7,900,000
                                                                                                  -
   Cash and cash equivalents                            4,449,850          -                      -
   Prepaid expenses                                       360,794          -                      -
   Other assets                                         7,025,480          -                      -
                                             -------------------------------------------------------------
                                                       11,836,124          -                      -
                                             -------------------------------------------------------------

                                                     $445,292,524     $9,800,000             $7,900,000
                                             =============================================================

LIABILITIES and SHAREHOLDERS' EQUITY
Liabilities
   Notes payable                                     $123,290,147      9,800,000             7,900,000
   Accounts payable                                       891,385          -                     -
   Accrued expenses                                     3,190,719          -                     -
  Rents received in advance                               237,034          -                     -
   Tenant security deposits                             1,878,969          -                     -
                                             -------------------------------------------------------------
                                                      129,488,254      9,800,000             7,900,000

Shareholders' equity
   Common stock                                       346,306,618          -                      -
   Deferred Compensation                                  (38,503)         -                      -
   Distributions in excess of net income              (30,463,845)         -                      -
                                             -------------------------------------------------------------
                                                      315,804,270          -                      -
                                             ------------------------------------------------------------

                                                     $445,292,524     $9,800,000             7,900,000
                                             =============================================================





                                             Barrington Parc
                                                Pro Forma                        Total
                                               Adjustments                     Pro Forma
                                             -------------------          ---------------
ASSETS                                           10/31/97
Investment in Rental Property
   Land                                               1,570,000             $76,184,623
   Building                                           6,280,000             355,615,546
   Property Improvements                                  -                  41,001,548
   Furniture                                              -                   9,371,445
                                               -----------------         ---------------
                                                      7,850,000             482,173,162
   Less accumulated depreciation                          -                 (23,166,762)
                                               -----------------         ---------------
                                                      7,850,000             459,006,400

   Cash and cash equivalents                              -                   4,449,850
   Prepaid expenses                                       -                     360,794
   Other assets                                           -                   7,025,480
                                               -----------------         ---------------
                                                          -                  11,836,124
                                               -----------------         ---------------

                                                     $7,850,000            $470,842,524
                                               =================         ===============

LIABILITIES and SHAREHOLDERS' EQUITY
Liabilities
   Notes payable                                      7,850,000            $148,840,147
   Accounts payable                                       -                     891,385
   Accrued expenses                                       -                   3,190,719
  Rents received in advance                               -                     237,034
   Tenant security deposits                               -                   1,878,969
                                                ----------------         ---------------
                                                      7,850,000             155,038,254

Shareholders' equity
   Common stock                                           -                 346,306,618
   Deferred Compensation                                  -                     (38,503)
   Distributions in excess of net income                  -                 (30,463,845)
                                             -------------------          ---------------
                                                          -                 315,804,270
                                             -------------------          ---------------

                                                     $7,850,000            $470,842,524
                                             ===================          ===============


Pro Forma Statement of Operations for the year ended December 31, 1996 (unaudited) The Unaudited Pro Forma Statement of Operations for the year ended December 31, 1996 is presented as if 20 of the 21 Property acquisitions during 1996 and 11 of the 13 Property acquisitions during 1997 had occurred on January 1, 1996. The Unaudited Pro Forma Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurred no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the year ended December 31, 1996 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company incorporated by reference into this Prospectus.



                                                                      Historical
                                                                     Statement of             1996              Pro Forma
                                                                      Operations          Acquisitions         Adjustments
                                                                 ----------------------------------------------------------
Date of Acquisitions                                                      -                    -

Revenues from rental properties                                           $40,352,955    $11,707,374                -
Rental expenses:
                Utilities                                                   3,870,541        816,694                -
                Repairs and maintenance                                     4,203,180      1,883,845                -
                Taxes and insurance                                         3,275,422        947,968                -
                Property management fee                                     1,243,215          -                   603,961   (A)
                Property management                                           741,257          -                    -
                Advertising                                                 1,126,295        306,249                -
                General and administrative                                  1,495,528          -                    97,860   (B)
                Amortization and other depreciation                            47,133          -                    -
                Depreciation of rental property                             8,068,063          -                 2,513,278   (C)
                Other operating expenses                                    2,638,183          -                    -
                Other                                                         151,537        927,643                -
                Management contract termination                            16,526,012          -                    -
                                                                 ----------------------------------------------------------

                                                                           43,386,366      4,882,399             3,215,099

Income before interest income (expense)                                    (3,033,411)     6,824,975            (3,215,099)
Interest income                                                               287,344          -                    -
Interest expense                                                           (1,423,782)         -                (2,991,838)  (D)
                                                                 ----------------------------------------------------------

Net Income                                                                ($4,169,849)    $6,824,975           ($6,206,937)

Net income per share                                                           ($0.21)
                                                                          -----------
Wgt. avg. number of shares outstanding                                     20,210,432                            4,693,325   (E)
                                                                          ===========                         =============




                                                                       Pro Forma            Westchase          Paces Arbor
                                                                      Before 1997           Pro Forma           Pro Forma
                                                                      Acquisitions         Adjustments         Adjustments
                                                                  -------------------------------------------------------------
Date of Acquisitions                                                                         1/15/97              3/1/97

Revenues from rental properties                                            $52,060,329     $ 1,999,870             $773,960
Rental expenses:
                Utilities                                                    4,687,235         144,841               23,325
                Repairs and maintenance                                      6,087,025         309,732              116,391
                Taxes and insurance                                          4,223,390         192,289               48,563
                Property management fee                                      1,847,176              -                   -
                Property management                                            741,257              -                   -
                Advertising                                                  1,432,544          49,665               18,921
                General and administrative                                   1,593,388              -                   -
                Amortization and other depreciation                             47,133              -                   -
                Depreciation of rental property                             10,581,341              -                   -
                Other operating expenses                                     2,638,183              -                   -
                Other                                                        1,079,180         148,994               56,764
                Management contract termination                             16,526,012              -                   -
                                                                  ------------------------------------------------------------

                                                                            51,483,864         845,521              263,964

Income before interest income (expense)                                        576,465       1,154,349              509,996
Interest income                                                                287,344              -                   -
Interest expense                                                            (4,415,620)             -                   -
                                                                  ------------------------------------------------------------

Net Income                                                                 ($3,551,811)     $1,154,349             $509,996

Net income per share                                                            ($0.14)
                                                                     ---------------------
Wgt. avg. number of shares outstanding                                      24,903,757
                                                                     =====================




                                                                   Paces Forest         Ashley Run            Carlyle
                                                                    Pro Forma            Pro Forma           Pro Forma
                                                                   Adjustments          Adjustments         Adjustments
                                                                 ------------------------------------------------------------

Date of Acquisitions                                                  3/1/97              4/30/97             4/30/97

Revenues from rental properties                                      $928,214          $2,750,461          $ 1,913,527
Rental expenses:
                Utilities                                              28,891             174,135              191,838
                Repairs and maintenance                               114,620             357,004              277,214
                Taxes and insurance                                    54,649             207,720              140,909
                Property management fee                                    -                    -                   -
                Property management                                        -                    -                   -
                Advertising                                            19,788              52,118               37,029
                General and administrative                                 -                    -                   -
                Amortization and other depreciation                        -                    -                   -
                Depreciation of rental property                            -                    -                   -
                Other operating expenses                                   -                    -                   -
                Other                                                  59,364             156,355              111,086
                Management contract termination                            -                    -                   -
                                                               ------------------------------------------------------------

                                                                      277,312             947,332              758,076

Income before interest income (expense)                               650,902           1,803,129            1,155,451
Interest income                                                            -                    -                   -
Interest expense                                                           -                    -                   -
                                                               ------------------------------------------------------------

Net Income                                                           $650,902          $1,803,129           $1,155,451

Net income per share

Wgt. avg. number of shares outstanding




                                                                      Charleston Place       Dunwoody             Clarion
                                                                          Pro Forma          Pro Forma           Pro Forma
                                                                         Adjustments        Adjustments         Adjustments
                                                                 --------------------------------------------------------------
Date of Acquisitions                                                     5/13/97              7/25/97             9/30/97

Revenues from rental properties                                        1,429,893           2,463,823            1,521,964
Rental expenses:
                Utilities                                                 56,563             193,261               57,905
                Repairs and maintenance                                  201,408             376,874              382,469
                Taxes and insurance                                       93,299             248,171               79,552
                Property management fee
                Property management
                Advertising                                               48,712              51,152               37,434
                General and administrative
                Amortization and other depreciation
                Depreciation of rental property
                Other operating expenses
                Other                                                    146,137             153,455              112,301
                Management contract termination                            -                      -
                                                              ----------------------------------------------------------

                                                                         546,119           1,022,913              669,661

Income before interest income (expense)                                  883,774           1,440,910              852,303
Interest income                                                            -                      -                   -
Interest expense                                                           -                      -                   -
                                                              ----------------------------------------------------------

Net Income                                                              $883,774          $1,440,910             $852,303

Net income per share

Wgt. avg. number of shares outstanding





                                                                   St. Regis           Remington Place         Barrington Parc
                                                                   Pro Forma              Pro Forma               Pro Forma
                                                                  Adjustments            Adjustments             Adjustments
                                                                 ------------------------------------------------------------------
Date of Acquisitions                                                10/31/97               10/31/97                10/31/97

Revenues from rental properties                                      1,320,544                1,102,599              1,245,041
Rental expenses:
                Utilities                                               40,229                   37,938                 82,340
                Repairs and maintenance                                176,768                  175,569                176,294
                Taxes and insurance                                     77,034                   72,606                114,314
                Property management fee
                Property management
                Advertising                                             33,997                   25,505                 32,392
                General and administrative
                Amortization and other depreciation
                Depreciation of rental property
                Other operating expenses
                Other                                                  101,990                   76,514                 97,176
                Management contract termination
                                                                 --------------------------------------------------------------

                                                                       430,018                  388,132                502,516

Income before interest income (expense)                                890,526                  714,467                742,525
Interest income                                                             -                      -                       -
Interest expense                                                            -                      -                       -
                                                                 --------------------------------------------------------------

Net Income                                                            $890,526                 $714,467               $742,525

Net income per share

Wgt. avg. number of shares outstanding






                                                                   Pro Forma                      Total
                                                                   Adjustments                  Pro Forma
                                                                 -------------                 ----------
Date of Acquisitions

Revenues from rental properties                                      -                        $69,510,225
Rental expenses:
                Utilities                                            -                          5,718,501
                Repairs and maintenance                              -                          8,751,368
                Taxes and insurance                                  -                          5,552,496
                Property management fee                            $630,803    (A)              2,477,979
                Property management                                  -                            741,257
                Advertising                                          -                          1,839,257
                General and administrative                           -                          1,593,388
                Amortization and other depreciation                  -                             47,133
                Depreciation of rental property                    3,203,343   (C)             13,784,684
                Other operating expenses                             -                          2,638,183
                Other                                                -                          2,299,316
                Management contract termination                      -                         16,526,012
                                                                 --------                      ----------

                                                                  3,834,146                    61,969,574

Income before interest income (expense)                          (3,834,146)                    7,540,651
Interest income                                                      -                            287,344
Interest expense                                                 (4,514,726)   (D)             (8,930,346)
                                                                 --------                     ------------

Net Income                                                      ($8,348,872)                  ($1,102,351)

Net income per share                                                                               ($0.04)
                                                                                               ===========
Wgt. avg. number of shares outstanding                             5,175,000   (F)             30,078,757
                                                                 ===========                  ============



(A) Represents the property management fee of 5% of rental income and the processing costs equal to $2.50 per apartment unit per month charged by the external management company for the period of time not owned by the Company until the management contract was terminated in September, 1996.

(B) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company until the time the advisor contract was terminated in September, 1996.

(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, of the properties for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.


(D) Represents the interest expense for the properties purchased with the Company's unsecured line of credit or other unsecured financing. Total purchase price of $68,586,918 for 1996 acquisitions (7 properties) and total purchase price of $63,851,388 for 1997 acquisitions (8 properties) for the period in which properties were not owned for the year ended December 31, 1996. Interest was computed based on interest rates under the Company's line of credit in effect at the time of the respective acquisition.

(E) Represents additional common shares used to purchase16 of the 21 properties purchased during 1996 using the proceeds of the "best efforts" common stock offering with net proceeds of $9.79 per share to the Company.

(F) Represents additional common shares used to purchase Ashley Run, Carlyle, Charleston Place and a portion of Dunwoody based upon purchase prices of $18,000,000, $11,580,000, $9,475,000 and $10,560,312 (total purchase price of
$15,200,000), respectively and common shares issued in April, 1997 with net proceeds of $9.5875 per share to the Company.

Pro Forma Statement of Operations for the year ended December 31, 1996
(unaudited)


The following schedule provides detail of 1996 acquisitions by property included in the Pro Forma Statement of Operations for the year ended December 31, 1996.



                                                       Meadows      West Eagle    Ashley Park   Arbor Trace    Bridgetown
                                                      Pro Forma      Pro Forma     Pro Forma     Pro Forma      Pro Forma
                                                     Adjustment     Adjustments   Adjustments   Adjustments    Adjustments
                                                     ---------------------------------------------------------------------
Date of Acquisition                                    1/31/96         3/31/96       3/1/96        3/1/96        4/1/96

Property operations
    Revenues from rental properties                      $ 90,006      $127,302      $284,403      $138,795      $186,114
    Rental expenses:
                    Utilities                               7,903         7,327        16,769        14,849         9,440
                    Repairs and maintenance                14,553        22,819        39,027        19,702        25,542
                    Taxes and insurance                     5,273         9,776        27,496        10,819        14,262
                    Property management                      --            --            --            --            --
                    Advertising                             1,484         3,066         3,213         3,215         5,455
                    General and administrative               --            --            --            --            --
                    Amortization                             --            --            --            --            --
                    Depreciation of rental property          --            --            --            --            --
                    Other                                   4,452         9,198        18,542         9,645        16,367
                                                       -----------    -----------    -----------    -----------    -----------
                                                           33,665        52,186       105,047        58,230        71,066
                                                       -----------    -----------    -----------    -----------    -----------

Income before interest income (expense)                    56,341        75,116       179,356        80,565       115,048
Interest income                                              --            --            --            --            --
Interest expense                                             --            --            --            --            --
                                                       -----------    -----------    -----------    -----------    -----------

Net Income                                               $ 56,341      $ 75,116      $179,356      $ 80,565      $115,048
                                                       -----------    -----------    -----------    -----------    -----------





                                                        Trophy Chase    Beacon Hill   Summerwalk   The Landing  Meadowcreek
                                                         Pro Forma       Pro Forma     Pro Forma    Pro Forma    Pro Forma
                                                        Adjustments     Adjustments   Adjustments  Adjustments  Adjustments
                                                        --------------------------------------------------------------------
Date of Acquisition                                       4/1/96         5/1/96        5/1/96        5/1/96      5/31/96

Property operations
    Revenues from rental properties                      $217,183      $684,622      $297,115      $418,247      $671,043
    Rental expenses:
                    Utilities                              21,899        48,373        23,038        30,473        32,330
                    Repairs and maintenance                39,180        68,173        59,973        68,918        90,083
                    Taxes and insurance                    13,830        58,443        15,663        38,620        50,931
                    Property management                      --            --            --            --            --
                    Advertising                             5,819        12,974         7,559        10,041        12,198
                    General and administrative               --            --            --            --            --
                    Amortization                             --            --            --            --            --
                    Depreciation of rental property          --            --            --            --            --
                    Other                                  17,458        38,922        22,676        30,122        36,593
                                                        -----------    -----------    -----------    -----------    -----------
                                                           98,186       226,885       128,909       178,174       222,135
                                                       -----------    -----------    -----------    -----------    -----------

Income before interest income (expense)                   118,997       457,737       168,206       240,073       448,908
Interest income                                              --            --            --            --            --
Interest expense                                             --            --            --            --            --
                                                       -----------    -----------    -----------    -----------    -----------
Net Income                                               $118,997      $457,737      $168,206      $240,073      $448,908
                                                       -----------    -----------    -----------    -----------    -----------







                                                         Trolley      Savannah     Paces Glen    Signature    Hampton Glen
                                                         Pro Forma    Pro Forma     Pro Forma    Pro Forma     Pro Forma
                                                        Adjustments  Adjustments   Adjustments  Adjustments   Adjustments
                                                         -----------------------------------------------------------------
Date of Acquisition                                      6/26/96       7/1/96        7/19/96     8/1/96          8/1/96

Property operations
    Revenues from rental properties                      $345,237      $1,038,285    $628,639      $509,713      $970,246
    Rental expenses:                                         --
                    Utilities                              62,247       102,411        39,060        25,951        56,883
                    Repairs and maintenance                97,819       221,613        92,090       122,995       130,430
                    Taxes and insurance                    41,086        49,192        46,834        47,162        62,436
                    Property management                      --            --            --            --            --
                    Advertising                            10,293        23,992        14,827         9,500        24,998
                    General and administrative               --            --            --            --            --
                    Amortization                             --            --            --            --            --
                    Depreciation of rental property          --            --            --            --            --
                    Other                                  30,878        71,976        44,481        28,499        74,993
                                                       -----------    -----------    -----------    -----------    -----------
                                                          242,323       469,184       237,292       234,107       349,740
                                                       -----------    -----------    -----------    -----------    -----------

Income before interest income (expense)                   102,914       569,101       391,347       275,606       620,506
Interest income                                              --            --            --            --            --
Interest expense                                             --            --            --            --            --
                                                       -----------    -----------    -----------    -----------    -----------

Net Income                                               $102,914      $569,101      $391,347      $275,606      $620,506
                                                       -----------    -----------    -----------    -----------    -----------



                                                     Heatherwood       Parkside      Greenbrier    Deerfield         Trolley West
                                                      Pro Forma       Pro Forma      Pro Forma     Pro Forma          Pro Forma
                                                     Adjustments      Adjustments    Adjustments   Adjustments        Adjustments
                                                     ----------------------------------------------------------------------------
Date of Acquisition                                      9/1/96          9/30/96      10/1/96       11/20/96           12/1/96

Property operations
    Revenues from rental properties                    $ 1,077,164    $   653,152    $ 1,250,682    $ 1,489,997    $   629,429
    Rental expenses:
                    Utilities                               45,391         34,669         70,957         62,040        104,684
                    Repairs and maintenance                155,415         94,280        205,550        190,567        125,116
                    Taxes and insurance                     81,204         66,873         98,321        155,082         54,665
                    Property management                       --             --             --             --             --
                    Advertising                             21,877         64,687         24,988         25,476         20,587
                    General and administrative                --             --             --             --             --
                    Amortization                              --             --             --             --             --
                    Depreciation of rental property           --             --             --             --             --
                    Other                                   65,629        194,059         74,964         76,430         61,759
                                                       -----------    -----------    -----------    -----------    -----------
                                                           369,516        454,568        474,780        509,595        366,811
                                                       -----------    -----------    -----------    -----------    -----------

Income before interest income (expense)                    707,648        198,584        775,902        980,402        262,618
Interest income                                               --             --             --             --             --
Interest expense                                              --             --             --             --             --
                                                       -----------    -----------    -----------    -----------    -----------
Net Income                                             $   707,648    $   198,584    $   775,902    $   980,402    $   262,618
                                                       -----------    -----------    -----------    -----------    -----------



                                                                1996
                                                             Acquisition
                                                             Adjustments
                                                           --------------
Date of Acquisition

Property operations
    Revenues from rental properties                      $11,707,374
       Rental expenses:
                    Utilities                                816,694
                    Repairs and maintenance                1,883,845
                    Taxes and insurance                      947,968
                    Property management                         --
                    Advertising                              306,249
                    General and administrative                  --
                    Amortization                                --
                    Depreciation of rental property             --
                    Other                                    927,643
                                                          ----------
                                                           4,882,399
                                                          ----------

Income before interest income (expense)                    6,824,975
Interest income                                                 --
Interest expense                                                --
                                                          ----------
Net Income                                               $ 6,824,975
                                                          ----------

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CORNERSTONE REALTY INCOME TRUST, INC.


Date: January 12, 1998              By:/s/ Stanley J. Olander, Jr.
                                       ---------------------------
                                           Stanley J. Olander, Jr.
                                           Chief Financial Officer
                                           of  Cornerstone Realty Income
                                           Trust, Inc.

                                                      ITEM 7.e.

                                 EXHIBIT INDEX

                     Cornerstone Realty Income Trust, Inc.

                 Form 8-K/A to Form 8-K dated October 31, 1997


Exhibit Number        Exhibit                                     Page Number

23.1                  Consent of Independent Auditors
                      (Barrington Parc Apartments)

23.2                  Consent of Independent Auditors
                      (St. Regis (formerly Sterling Arbor)
                      Apartments)

23.3                  Consent of Independent Auditors
                      (Remington Place (formerly Sterling Place)
                      Apartments)